                     SECURITIES AND EXCHANGE COMMISSION
                           WASHINGTON, D. C. 20549




                                  FORM 8-K

                               CURRENT REPORT



                    Pursuant to Section 13 or 15 (d) of the
                        Securities Exchange Act of 1934



      Date of Report (date of earliest event reported):  November 26, 1996


                           Key Florida Bancorp, Inc                   .
--------------------------------------------------------------------------------
              Exact name of registrant as specified in its charter


                                 Florida
--------------------------------------------------------------------------------
                  State or other jurisdiction of incorporation



               333-2962                             65-0105205
--------------------------------------------------------------------------------
        Commission File Number                   I.R.S. Employer
                                                 Identification No.


               6016 26th Street West, Bradenton, Florida 34207
--------------------------------------------------------------------------------
                     Address of Principal Executive Offices


     Registrant's telephone number, including area code:      (941)751-4460
                                                           -------------------


Page 1 of  4 sequentially
numbered pages

                           KEY FLORIDA BANCORP, INC.



ITEM 4.  CHANGES IN REGISTRANT'S CERTIFYING ACCOUNTANT

1. On November 26, 1996, Varnadore, Tyler and Hawthorne, P.A. resigned as independent accountants of Key Florida Bancorp, Inc.

2. During the Company's two most recent fiscal years ending September 30, 1995, Varnadore, Tyler and Hawthorne, P.A.'s reports on the Company's financial statements contained no adverse opinion or disclaimer of opinion, nor were they qualified or modified as to uncertainty, audit scope, or accounting principles.

3. During the Company's two most recent years ending September 30, 1995 and through November 26, 1996, there were no disagreements with Varnadore, Tyler and Hawthorne, P.A. on any other matter of accounting principles or practices, financial statement disclosure, auditing scope of procedure, which disagreements, if not resolved to the satisfaction of Varnadore, Tyler and Hawthorne, P.A., would have caused it to make reference to the subject matter of the disagreement in connection with its report.

4. During the Company's two most recent fiscal years and through November 26, 1996, there have been no reportable events with Varnadore, Tyler and Hawthorne, P.A. as required by Item 304 (a) (i) (v) of Regulation S-K.

5. During the Company's two most recent fiscal years and through November 26, 1996, the Company has not consulted with any other independent accountants on items which (1) concerned the application of accounting principles to a specified transaction, either completed or proposed, or the type of audit opinion that might be rendered on the Company's financial statements or (2) concerned the subject matter of a disagreement or reportable event with Varnadore, Tyler and Hawthorne, P.A.

6. The Company has requested Varnadore, Tyler and Hawthorne, P.A. to furnish it with a letter addressed to the Securities and Exchange Commission stating whether Varnadore, Tyler and Hawthorne, P. A. agrees with the statements contained in the second, third and fourth paragraphs above. A copy of the letter from Varnadore, Tyler and Hawthorne to the Securities and Exchange Commission is filed as Exhibit I hereto.



Page 2 of 4 sequentially
numbered pages

                           KEY FLORIDA BANCORP, INC.


ITEM 7 - FINANCIAL STATEMENTS AND EXHIBITS

1. Letter from Varnadore, Tyler and Hawthorne, P.A. to the Securities and Exchange Commission dated November 26, 1996.





                                   SIGNATURES


Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                       Key Florida Bancorp, Inc.
                                       (Registrant)


Dated:  November 26, 1996              /s/ Steven R. Jonsson
                                       ----------------------------------------
                                           Steven R. Jonsson
                                           President and Chief Executive Officer


                                       /s/ Michael L. Hogan
                                       ----------------------------------------
                                           Michael L. Hogan
                                           Vice President and Treasurer




Page 3 of 4 sequentially
numbered pages

               [VARNADORE TYLER & HAWTHORNE, P.A. LETTERHEAD]





November 26, 1996



Office of the Chief Accountant
Securities and Exchange Commission
450 Fifth Street NW
Washington, D.C. 20549

Gentlemen:

We have read the statements made by Key Florida Bancorp, Inc. (copy attached), which we understand have been filed with the Commission, pursuant to Item 4 of Form 8-K, as part of the Company's Form 8-K report for the month of November, 1996. We agree with the statements concerning our Firm in such Form 8-K.

                                    Yours very truly,


                                    /s/  Varnadore, Tyler & Hawthorne, P.A.
                                    ----------------------------------------
                                         Varnadore, Tyler & Hawthorne, P.A.

Attachment


Page 4 of 4 sequentially
numbered pages